Advisors Disciplined Trust 2090

Supplement to the Prospectus

Dicerna Pharmaceuticals, Inc. has been acquired in a cash acquisition. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Biotechnology Opportunities Portfolio, Series 2021-2 will no longer include shares of Dicerna Pharmaceuticals, Inc.

Supplement Dated: December 28, 2021